UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 28, 2014

SEACOR Holdings Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12289	13-3542736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 Eller Drive, Fort Lauderdale, Florida		33316
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(954) 523-2200
Not Applicable
____________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer

(e)    Compensatory Arrangements of Certain Officers.

At SEACOR Holdings Inc.’s (the "Company") 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”) on May 28, 2014, the Company’s stockholders re-approved the Company's Management Incentive Plan (the “MIP”) and approved the Company’s 2014 Share Incentive Plan (the "2014 Plan"). The Board of Directors of the Company had previously approved the 2014 Plan, subject to stockholder approval. A description of each of the MIP and the 2014 Plan is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 10, 2014 (the “2014 Proxy Statement”). The description of each of the MIP and the 2014 Plan is qualified in its entirety by reference to the full text of each of the MIP and the 2014 Plan, which were included as Appendix A and Appendix B, respectively, to the 2014 Proxy Statement and are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2014 Annual Meeting, stockholders voted on proposals to: (i) elect directors to the Board, (ii) approve the compensation of executives, as disclosed in the proxy statement for such meeting, on a non-binding advisory basis, (iii) reapprove the MIP, (iv) approve the 2014 Plan and (v) ratify the appointment of Ernst & Young, LLP as the Company's independent registered accounting firm for the fiscal year ending December 31, 2014.

All nominees for election to the Board were elected for a term that will continue until the next annual meeting of stockholders or until the director's successor has been duly elected and qualified (or the director's earlier resignation, death or removal).  The proposal to approve the compensation of executives, as disclosed in the Company's proxy statement, through an advisory resolution was approved. The reapproval of the MIP was approved. The 2014 Plan was approved. The stockholders' vote ratified the appointment of the Company's independent registered accounting firm.

The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each proposal, as applicable, is set forth below. The Company's independent inspector of election reported the final vote of the stockholders as follows:

Election of Directors

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Charles Fabrikant	18,469,800	321,563	716,991
David R. Berz	18,688,910	102,453	716,991
Pierre de Demandolx	18,530,820	260,543	716,991
Oivind Lorentzen	18,547,233	244,130	716,991
Andrew R. Morse	18,530,840	260,523	716,991
R. Christopher Regan	18,526,052	265,311	716,991
Steven J. Wisch	17,905,396	885,967	716,991

Approval of Compensation of Executives
(Non-Binding Advisory Resolution)

Votes For	Votes Against	Abstain	Broker Non-Votes
16,767,284	1,869,256	154,822	716,992

Reapproval of the Company's Management Incentive Plan

Votes For	Votes Against	Abstain	Broker Non-Votes
18,386,480	250,962	153,921	716,991

Approval of the Company's 2014 Share Incentive Plan

Votes For	Votes Against	Abstain	Broker Non-Votes
14,667,839	3,970,380	153,146	716,992

Ratification of Ernst & Young LLP as the Company's Independent Registered Accounting Firm

Votes For	Votes Against	Abstain	Broker Non-Votes
19,403,589	103,792	973	—

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
10.1*
SEACOR Holdings Inc. Management Incentive Plan (incorporated by reference to Appendix A to SEACOR Holdings Inc.'s definitive Proxy Statement filed with the Securities and Exchange Commission on April 10, 2014).

10.2*
SEACOR Holdings Inc. 2014 Share Incentive Plan (incorporated by reference to Appendix B to SEACOR Holdings Inc.'s definitive Proxy Statement filed with the Securities and Exchange Commission on April 10, 2014).

* Incorporated herein by reference as indicated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR Holdings Inc.

By:	/s/ Paul L. Robinson
Name:	Paul L. Robinson
Title:	Senior Vice President, General Counsel
and Corporate Secretary

Date:  May 28, 2014

EXHIBIT INDEX

Exhibit No.	Description
10.1*
SEACOR Holdings Inc. Management Incentive Plan (incorporated by reference to Appendix A to SEACOR Holdings Inc.'s definitive Proxy Statement filed with the Securities and Exchange Commission on April 10, 2014).

10.2*
SEACOR Holdings Inc. 2014 Share Incentive Plan (incorporated by reference to Appendix B to SEACOR Holdings Inc.'s definitive Proxy Statement filed with the Securities and Exchange Commission on April 10, 2014).

* Incorporated herein by reference as indicated.